UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

October 20, 2017

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2017 (the “Closing Date”), Enova International, Inc. (“Enova”) and several of its subsidiaries amended and restated the receivables securitization (the “Amended Facility”) that initially closed on January 15, 2016. The counterparties to the Amended Facility included certain purchasers, Jefferies Funding LLC, as administrative agent (the “Administrative Agent”) and Bankers Trust Company, as indenture trustee and securities intermediary (the “Indenture Trustee”). The Amended Facility relates to unsecured consumer installment loans (“Receivables”) that have been and will be originated or acquired under Enova’s NetCredit brand by several Enova subsidiaries (the “Originators”) and that meet specified eligibility criteria. Under the Amended Facility, additional Receivables may be sold to a wholly-owned special purpose subsidiary of Enova (the “Issuer”) and serviced by another subsidiary of Enova. As of the Closing Date, the Issuer owned eligible Receivables with an outstanding principal balance equal to $226.4 million.

In connection with the amendment and restatement, all of the outstanding notes issued by the Issuer prior to the Closing Date were redeemed and the Issuer issued an initial term note with an initial principal amount of $181.1 million (the “Initial Term Note”) and variable funding notes (the “Variable Funding Notes”) with an aggregate committed availability of $75 million per quarter with an option to increase the commitment to $90 million with the consent of the holders of the Variable Funding Notes. As described below, the Issuer will subsequently issue term notes (the “Term Notes” and, together with the Initial Term Note and the Variable Funding Notes, the “Notes”) at the end of each calendar quarter. The maximum principal amount of Notes that may be outstanding at any time under the Amended Facility is $275 million.

On each of January 2, 2018, April 2, 2018, July 2, 2018, October 1, 2018, December 31, 2018 and April 1, 2018, the Receivables financed under the Variable Funding Notes will be allocated to a Term Note, which Term Note will be issued to the holders of the Variable Funding Notes and the Variable Funding Note on such date will be reduced to zero. The Notes are non-recourse to Enova and mature at various dates, the latest of which will be April 15, 2021 (the “Final Maturity Date”).

The Notes are issued pursuant to an amended and restated indenture, dated as of the Closing Date, between the Issuer and the Indenture Trustee. The Notes bear interest at a rate per annum equal to One-Month LIBOR (subject to a floor) plus 7.50%. In addition, the Issuer paid certain customary upfront closing fees to the Administrative Agent and will pay customary annual commitment and other fees to the purchasers under the Amended Facility. Subject to certain exceptions, the Issuer is not permitted to prepay or redeem any outstanding Notes prior to April 15, 2019 except for a one-time prepayment of Notes related to a removal of Receivables in an amount no greater than $100 million. Following such date, the Issuer is permitted to voluntarily prepay any outstanding Notes, subject to an optional redemption premium. Interest and principal payments on outstanding Notes will be made monthly. Any remaining amounts outstanding will be payable no later than the Final Maturity Date.

All amounts due under the Notes are secured by all of the Issuer’s assets, which include the Receivables transferred to the Issuer, related rights under the Receivables, specified bank accounts and certain other related collateral.

The Amended Facility documents contain customary provisions for securitizations, including: representations and warranties as to the eligibility of the Receivables and other matters; indemnification for specified losses not including losses due to the inability of consumers to repay their loans; covenants regarding special purpose entity matters and other subjects; and default and termination provisions which provide for the acceleration of the Notes under the Amended Facility in circumstances including, but not limited to, failure to make payments when due, servicer defaults, certain insolvency events, breaches of representations, warranties or covenants, failure to maintain the security interest in the receivables, and defaults under other material indebtedness.

On October 26, 2017, the Issuer and the Indenture Trustee amended the Amended Facility to permit a holder of a Term Note or the Initial Term Note to exchange its Notes for Notes with an alternative structure with terms not materially different to the Issuer than the exchanged Term Notes or Initial Term Notes.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2017, Enova International, Inc. (the “Company”) issued a press release to announce its consolidated financial results for the three and nine months ended September 30, 2017. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes non-GAAP financial measures as that term is defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 7.01	REGULATION FD DISCLOSURE

See Item 2.02 Results of Operations and Financial Condition.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. press release dated October 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: October 26, 2017	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel & Secretary